Please read the management information circular dated including the schedules attached thereto, dated September 28, 2023 (the "Circular") mailed to registered holders ("Shareholders") of common shares ("Shares") of PolyMet Mining Corp. ("PolyMet") and the instructions attached hereto carefully before completing this letter of transmittal. You may obtain a copy of the Circular free of charge from PolyMet's profile on www.sedarplus.ca or www.sec.gov. You may also request a paper copy free of charge by contacting Computershare Investors Services Inc. at the contact information on the back pages of this letter of transmittal.

It is important that you validly complete, duly execute and return this letter of transmittal in a timely manner in accordance with the instructions contained herein. Computershare Investor Services Inc., the depositary, or your financial advisor can assist you in completing this letter of transmittal (see the back of this letter of transmittal for contact information for the depositary).

LETTER OF TRANSMITTAL

FOR REGISTERED HOLDERS OF COMMON SHARES

OF

POLYMET MINING CORP.

This letter of transmittal (the "Letter of Transmittal") is for use by Shareholders of PolyMet deposited in connection with the proposed arrangement (the "Arrangement") involving PolyMet and Glencore AG ("Glencore"), that is being submitted for approval at the special meeting of shareholders of PolyMet to be held on November 1, 2023 (including any adjournment(s) or postponement(s) thereof, the "Meeting") as described in the Circular. The Circular contains important information and Shareholders are urged to read the Circular in its entirety.

Pursuant to, and upon completion of, the Arrangement, Glencore will acquire all of the issued and outstanding Shares of PolyMet it does not already own and each Shareholder at the Effective Time will be entitled to receive US$2.11 for each Share (the "Consideration") held by such Shareholder. In order for a registered Shareholder to receive the Consideration to which such Shareholder is entitled, such Shareholder must deliver to Computershare Investor Services Inc. (the "Depositary"), this Letter of Transmittal, properly completed and duly executed, the certificate(s), if any, representing their Shares and all other documents and instruments referred to in this Letter of Transmittal or reasonably requested by the Depositary.

This Letter of Transmittal is for use by registered Shareholders only and is not to be used by non-registered, beneficial holders of Shares. A non-registered holder does not have Shares registered in its name; rather, such Shares are registered in the name of the broker, investment dealer, bank, trust company, custodian, nominee or other intermediary ("Intermediary") through which it purchased the Shares or in the name of a clearing agency (such as CDS Clearing and Depository Services Inc. or The Depository Trust Company) or its nominee of which the Intermediary is a participant.  Shareholders whose Shares are registered in the name of an Intermediary should NOT use this Letter of Transmittal and should contact that intermediary for instructions and assistance.

Registered holders of Shares who hold a direct registration system advice ("DRS Advice") representing their Shares must also complete this Letter of Transmittal however, such holders will not be required to surrender any previously issued DRS Advices in order to receive their Consideration.

THE EFFECTIVE DATE OF THE ARRANGEMENT (THE "EFFECTIVE DATE") WILL OCCUR AFTER ALL CONDITIONS TO COMPLETION OF THE ARRANGEMENT HAVE BEEN SATISFIED OR WAIVED. NO PAYMENT OF ANY CONSIDERATION WILL BE MADE PRIOR TO THE EFFECTIVE DATE.

ALL DEPOSITS MADE UNDER THIS LETTER OF TRANSMITTAL ARE IRREVOCABLE. Should the Arrangement not proceed for any reason, the deposited certificates and other relevant documents shall be returned in accordance with the instructions herein.

Whether or not the undersigned delivers the required documentation to the Depositary, as of the Effective Time, the undersigned will cease to be a holder of Shares and, subject to the ultimate expiry deadline identified below, will only be entitled to receive the Consideration to which the undersigned is entitled under the Arrangement.

SHAREHOLDERS WHO DO NOT DELIVER THIS LETTER OF TRANSMITTAL, A CERTIFICATE REPRESENTING THEIR SHARES (IF ANY), AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR BEFORE THE DAY IMMEDIATELY BEFORE THE DAY THAT IS SIX YEARS FROM THE EFFECTIVE DATE (AS SUCH TERM IS DEFINED IN THE CIRCULAR) WILL LOSE THEIR RIGHT TO RECEIVE THE CONSIDERATION IN EXCHANGE FOR SUCH SHAREHOLDER'S SHARES, AND ANY RIGHT OR CLAIM TO PAYMENT UNDER THE ARRANGEMENT THAT REMAINS OUTSTANDING ON THE SIXTH ANNIVERSARY OF THE EFFECTIVE DATE WILL CEASE TO REPRESENT A RIGHT OR CLAIM OF ANY KIND OR NATURE AND THE RIGHT OF THE SHAREHOLDER TO RECEIVE THE CONSIDERATION FOR THEIR SHARES WILL TERMINATE AND BE DEEMED TO BE SURRENDERED AND FORFEITED FOR NO CONSIDERATION.

SHAREHOLDERS SHOULD BE AWARE OF THE INCOME TAX CONSEQUENCES OF THE ARRANGEMENT. SEE SECTIONS "CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS" AND "CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS" OF THE CIRCULAR THAT ACCOMPANIES THIS LETTER OF TRANSMITTAL.

Please note that the delivery of this Letter of Transmittal, together with your share certificate(s) or DRS Advice(s), as applicable, and any other document reasonably required by the Depositary, does not constitute a vote in favor of the Arrangement Resolution or any other matters to be considered at the Meeting. To exercise your right to vote at the Meeting, you must follow the instructions contained in the Circular and on the form of proxy provided to you.

Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular.

TO:                  POLYMET MINING CORP.
AND TO:        GLENCORE AG

AND TO:        COMPUTERSHARE INVESTOR SERVICES INC., at its offices set out herein.

In connection with the Arrangement being considered for approval at the Meeting, the undersigned delivers to you this Letter of Transmittal in respect of the Shares identified below (the "Deposited Shares") together with, if applicable, the enclosed certificate(s) representing the Deposited Shares. The following are the details of the Deposited Shares:

Certificate or DRS Holder ID Number(s)	Name in Which Registered	Number of Common Shares Deposited

LOST CERTIFICATES: If your certificate(s) have been lost, misplaced, or destroyed, you can replace them by following the directions under Instruction 6 below.

The undersigned transmits herewith the certificate(s) (if any) described above for cancellation upon the Arrangement becoming effective.

The undersigned acknowledges receipt of the Circular and irrevocably represents and warrants that: (i) the undersigned is, and will be immediately prior to the Effective Time, the sole registered and legal owner of, and owns and will own all rights and benefits arising from, the Deposited Shares, and that such Deposited Shares represent all of the Shares owned, directly or indirectly, by the undersigned; (ii) such Deposited Shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests, claims and equities; (iii) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares to any other person, except as contemplated by this Letter of Transmittal; (iv) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares and, at the Effective Time, Glencore will acquire good title to the Deposited Shares (as the same are modified pursuant to the Arrangement) free from all mortgages, liens, charges, encumbrances, security interests, claims and equities; (v) when the aggregate Consideration to which the undersigned is entitled pursuant to the Arrangement, less any applicable withholdings, is paid, none of PolyMet, Glencore or any affiliate or successor of such persons will be subject to any adverse claim in respect of such Deposited Shares; (vi) the undersigned will not, prior to the Effective Time, transfer or permit to be transferred any Deposited Shares; (vii) delivery of the Consideration in respect of the Deposited Shares will discharge any and all obligations of PolyMet, Glencore AG and the Depositary with respect to the matters contemplated by this Letter of Transmittal; (viii) the surrender of the Deposited Shares complies with all applicable laws; and (ix) all information inserted by the undersigned into this Letter of Transmittal is complete, true and accurate. These representations and warranties shall survive the completion of the Arrangement.

IN CONNECTION WITH THE ARRANGEMENT AND FOR VALUE RECEIVED at the Effective Time all of the right, title and interest of the undersigned in and to the Deposited Shares and in and to any and all dividends, distributions, payments, securities, rights, warrants, assets or other interests (collectively, "distributions") which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them as and from the Effective Date of the Arrangement, as well as the right of the undersigned to receive any and all distributions shall have been assigned to Glencore. If PolyMet declares, sets aside or pays any distribution to Shareholders of record as of a time prior to the Effective Time then (i) to the extent that the aggregate amount of such distribution is less than the aggregate Consideration, the aggregate Consideration shall be reduced by such aggregate amount of such distribution, and (ii) to the extent that such aggregate amount of such distribution exceeds the aggregate Consideration, the aggregate Consideration shall be reduced to zero and such excess aggregate amount of such distribution shall be placed in escrow for the account of Glencore.

The undersigned irrevocably constitutes and appoints the Depositary, any one officer or director of Glencore, or its affiliate, or any other person designated by Glencore in writing, the true and lawful agent, attorney and attorney-in-fact of the undersigned with respect to the Deposited Shares purchased in connection with the Arrangement with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable) to, in the name of and on behalf of the undersigned, (a) register or record the transfer of such Deposited Shares consisting of securities on the registers of PolyMet; and (b) execute and negotiate any cheques or other instruments representing any such distribution payable to or to the order of the undersigned.

The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares or any distributions other than as set out in this Letter of Transmittal and in any proxy granted for use at the Meeting. Other than in connection with the Meeting, no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Shares or any distributions by or on behalf of the undersigned, unless the Deposited Shares are not transferred to and acquired by Glencore in connection with the Arrangement.

The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to convey the Deposited Shares and distributions effectively to Glencore.

The undersigned agrees that all questions as to validity, form, eligibility (including timely receipts) and acceptance of any Shares surrendered in connection with the Arrangement shall be determined by PolyMet and Glencore in their sole discretion and that such determination shall be final and binding and acknowledges that there is no duty or obligation upon PolyMet, Glencore, the Depositary or any other person to give notice of any defect or irregularity in any such surrender of Shares and no liability will be incurred by any of them for failure to give any such notice.

The undersigned acknowledges that each of PolyMet, Glencore, and the Depositary shall be entitled to deduct and withhold from any consideration payable to any person under the Arrangement, such amounts as PolyMet, Glencore, or the Depositary are required to deduct and withhold with respect to such payment under the Tax Act, the Code, and the rules and regulations promulgated thereunder, or any provision of any provincial, state, local or foreign tax law as counsel may advise is required to be so deducted and withheld by PolyMet, Glencore, or the Depositary, as the case may be.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death, legal incapacity, bankruptcy or insolvency of the undersigned and may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned instructs the Depositary, upon the Arrangement becoming effective, to mail the cheques by first class mail, postage prepaid, or to hold such cheques for pick-up, in accordance with the instructions given below. Should the Arrangement not proceed for any reason, the deposited certificates and other relevant documents shall be returned in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss and title to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary. The undersigned acknowledges that the delivery of Deposited Shares pursuant to this Letter of Transmittal is irrevocable.

The undersigned acknowledges that it will not receive payment in respect of the Deposited Shares until the certificate(s) representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary, at the address set forth below, and such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further acknowledged and understood that the undersigned shall not be entitled to receive any consideration with respect to the Deposited Shares other than the Consideration to which the undersigned is entitled in accordance with, and subject to completion of, the Arrangement and, for greater certainty, the undersigned will not be entitled to receive any interest, dividends, premium or other payment in connection with the Arrangement.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés d'avoir requis que tout contrat attesté par l'arrangement et son acceptation par cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

BOX D

RESIDENCY DECLARATION

ALL POLYMET SHAREHOLDERS ARE REQUIRED TO COMPLETE A RESIDENCY DECLARATION. FAILURE TO COMPLETE A RESIDENCY DECLARATION MAY RESULT IN A DELAY IN YOUR PAYMENT.

The undersigned represents that:

- ❑ The beneficial owner of the PolyMet common shares deposited herewith **is** a U.S. Shareholder.
- ❑ The beneficial owner of the PolyMet common shares deposited herewith **is not** a U.S. Shareholder.

A "**U.S. Shareholder**" is any PolyMet shareholder who is either (i) has a registered account address that is located within the United States or any territory or possession thereof, or (ii) is a "U.S. person" for the United States federal income tax purposes as defined in Instruction 7 below. If you are a U.S person or acting on behalf of a U.S. person, then in order to avoid backup withholding of U.S federal income tax you must provide a complete IRS Form W-9 (enclosed) below or otherwise provide certification that the U.S. person is exempt from backup withholding, as provided in the instructions (see Part VIII). If you are not a U.S. Shareholder as defined in (ii) above, but you provide an address that is located within the United States, you must complete an appropriate Form W-8, which may be obtained at www.irs.gov or from the Depositary upon request.

BOX E

LOST CERTIFICATES

If your lost certificate(s) forms part of an estate or trust, or are valued at more than CAD $200,000.00, please contact Computershare for additional instructions. Any person who, knowingly and with intent to defraud any insurance company or other person, files a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

PREMIUM CALCULATION

<Lost Shares> X CAD $0.14 = Premium Payable $____________________ NOTE: Payment **NOT** required if premium is less than $5.00

The option to replace your certificate by completing this Box E will expire on March 31, 2024. After this date, shareholders must contact Computershare for alternative replacement options. I enclose my certified cheque, bank draft or money order payable to Computershare Investor Services Inc.

STATEMENT OF LOST CERTIFICATES

The undersigned (solitarily, jointly and severally, if more than one) represents and agrees to the following: (i) the undersigned is (and, if applicable, the registered owner of the Original(s), at the time of their death, was) the lawful and unconditional owner of the Original(s) and is entitled to the full and exclusive possession thereof; (ii) the missing certificate(s) representing the Original(s) have been lost, stolen or destroyed, and have not been endorsed, cashed, negotiated, transferred, assigned, pledged, hypothecated, encumbered in any way, or otherwise disposed of; (iii) a diligent search for the certificate(s) has been made and they have not been found; and (iv) the undersigned makes this Statement for the purpose of transferring or exchanging the Original(s) (including, if applicable, without probate or letters of administration or certification of estate trustee(s) or similar documentation having been granted by any court), and hereby agrees to surrender the certificate(s) representing the Original(s) for cancellation should the undersigned, at any time, find the certificate(s).

The undersigned hereby agrees, for myself and my heirs, assigns and personal representatives, in consideration of the transfer or exchange of the Original(s), to completely indemnify, protect and hold harmless PolyMet Mining Corp., Glencore AG, Computershare Investor Services Inc., Aviva Insurance Company of Canada, each of their lawful successors and assigns, and any other party to the transaction (the "Obligees"), from and against all losses, costs and damages, including court costs and attorneys' fees that they may be subject to or liable for in respect of the cancellation and/or replacement of the Original(s) and/or the certificate(s) representing the Original(s) and/ or the transfer or exchange of the Originals represented thereby, upon the transfer, exchange or issue of the Originals and/or a cheque for any cash payment. The rights accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligations on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. I acknowledge that a fee of CAD $0.14 per lost Share is payable by the undersigned. Surety protection for the Obligees is provided under Blanket Lost Original Instruments/Waiver of Probate or Administration Bond No. 35900-16 issued by Aviva Insurance Company of Canada.

BOX F

*WIRE PAYMENT**

***PLEASE NOTE THAT THERE IS A $100 (PLUS APPLICABLE TAXES) BANKING FEE ON WIRE PAYMENTS. ALTERNATIVELY, CHEQUE PAYMENTS ARE ISSUED AT NO ADDITIONAL COST**

***IF WIRE DETAILS ARE INCORRECT OR INCOMPLETE, COMPUTERSHARE WILL ATTEMPT TO CONTACT YOU AND CORRECT THE ISSUE. HOWEVER, IF WE CANNOT CORRECT THE ISSUE PROMPTLY, A CHEQUE WILL BE AUTOMATICALLY ISSUED AND MAILED TO THE ADDRESS ON RECORD. NO FEES WILL BE CHARGED**

Please provide email address and phone number in the event that we need to contact you for corrective measures:

EMAIL ADDRESS: ______________________________ **PHONE NUMBER:** ____________________

Beneficiary Name(s) that appears on the account at your financial institution – **this MUST be the same name and address that your shares are registered to

**Beneficiary Address (Note: PO Boxes will not be accepted) **City **Province/State **Postal Code/Zip Code

**Beneficiary Bank/Financial Institution

**Bank Address **City **Province/State **Postal Code/Zip Code

PLEASE ONLY COMPLETE THE APPLICABLE BOXES BELOW, AS PROVIDED BY YOUR FINANCIAL INSTITUTION. YOU ARE NOT REQUIRED TO COMPLETE ALL BOXES

**Bank Account No.

Bank No. & Transit No. (Canadian Banks)
(3 digits & 5 digits)

ABA/Routing No. (US Banks)
(9 digits)

SWIFT or BIC Code
(11 characters – if you only have eight put 'XXX' for the last three)

IBAN Number

Sort Code (GBP)

Additional Notes and special routing instructions:

**** Mandatory fields**

SHAREHOLDER SIGNATURE(S)

Signature guaranteed by
(if required under Instruction 3)

_______________________________________________
Authorized Signature

_______________________________________________
Name of Guarantor (please print or type)

_______________________________________________
Address of Guarantor (please print or type)

Dated: _______________________________, 2023

_______________________________________________
Signature of Shareholder or authorized representative
(see Instructions 2 and 4)

_______________________________________________
Address

_______________________________________________
Name of Shareholder (please print or type)

_______________________________________________
Telephone No

_______________________________________________
Name of authorized representative, if applicable
(please print or type)

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.
Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification:

☐ Individual/sole proprietor  ☐ C Corporation  ☐ S Corporation  ☐ Partnership  ☐ Trust/estate or single-member LLC
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation,
P=partnership) ▶ ____________
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions)
▶_______________________________________________________	4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)_______

Exemption from FATCA reporting code (if any) __________

(Applies to accounts maintained outside of the U.S.)
	5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.
Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.		Social security number

			-	-
or
Employer identification number

-
Part II	Certification
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3. I am a U.S. citizen or other U.S. person (defined below); and

4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶
General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.
Purpose of Form
An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:
• Form 1099-INT (interest earned or paid)
• Form 1099-DIV (dividends, including those from stocks or mutual funds)
• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
• Form 1099-S (proceeds from real estate transactions)
• Form 1099-K (merchant card and third party network transactions)	• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
• Form 1099-C (canceled debt)
• Form 1099-A (acquisition or abandonment of secured property)
Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.
If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.
By signing the filled-out form, you:
1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.
Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
• An individual who is a U.S. citizen or U.S. resident alien;
• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
• An estate (other than a foreign estate); or
• A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.
  In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:
• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,
• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and
• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
  If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
  1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
  2. The treaty article addressing the income.
  3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
  4. The type and amount of income that qualifies for the exemption from tax.
  5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.
Backup Withholding
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that
may be subject to backup withholding include interest, tax-exempt	interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
  You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
  1. You do not furnish your TIN to the requester,
  2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
  3. The IRS tells the requester that you furnished an incorrect TIN,
  4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
  5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
  Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.
  Also see Special rules for partnerships above.
What is FATCA reporting?
The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.
Updating Your Information
You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Line 1
You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.
  If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.
a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.
Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.
  b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.
c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. above, 1 through 13.

IF the payment is for ...	THEN the payment is exempt for ...
Interest and dividend payments	All exempt payees except for 7
Broker transactions

Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

  Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4

  Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1-An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2-The United States or any of its agencies or instrumentalities

3-A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4-A foreign government or any of its political subdivisions, agencies, or instrumentalities

5-A corporation

6-A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7-A futures commission merchant registered with the Commodity Futures Trading Commission

8-A real estate investment trust

9-An entity registered at all times during the tax year under the Investment Company Act of 1940

10-A common trust fund operated by a bank under section 584(a)

11-A financial institution

12-A middleman known in the investment community as a nominee or custodian

13-A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and   reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and   payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A-An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

  B-The United States or any of its agencies or instrumentalities

C-A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

  D-A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

  E-A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

  F-A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

  G-A real estate investment trust

  H-A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

  I-A common trust fund as defined in section 584(a)

  J-A bank as defined in section 581

  K-A broker

  L-A trust exempt from tax under section 664 or described in section 4947(a)(1)

M-A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

  If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

  If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

What Name and Number To Give the Requester
For this type of account:	Give name and SSN of:

1. Individual

2. Two or more individuals (joint account)

3. Custodian account of a minor (Uniform Gift to Minors Act)

4. a. The usual revocable savings trust (grantor is also trustee)

 b. So-called trust account that is not a legal or valid trust under state law

5. Sole proprietorship or disregarded entity owned by an individual

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))

The individual The actual owner of the account or, if combined funds, the first individual on the account [1] The minor [2] The grantor-trustee [1] The actual owner [1] The owner [3] The grantor*

For this type of account:	Give name and EIN of:

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

  If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

  For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

  Signature requirements. Complete the certification as indicated in items 1 through 5 below.

   1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

   4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

7. Disregarded entity not owned by an individual

8. A valid trust, estate, or pension trust

9. Corporation or LLC electing corporate status on Form 8832 or Form 2553

10. Association, club, religious, charitable, educational, or other tax-exempt organization

11. Partnership or multi-member LLC

12. A broker or registered nominee

13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))

The owner Legal entity [4] The corporation The organization The partnership The broker or nominee The public entity The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

  For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

  Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

  The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

  If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

  Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

INSTRUCTIONS

1. Use of Letter of Transmittal

Registered Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular. In order for registered Shareholders to receive the Consideration for their Shares, such holders must deliver this Letter of Transmittal, properly completed and duly executed, together with all certificate(s), if any, representing Shares, and all other documents and instruments referred to in this Letter of Transmittal or reasonably requested by the Depositary. PolyMet and Glencore reserve the right if they so elect in its absolute discretion to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal and/or accompanying documents received by it. The method used to deliver this Letter of Transmittal and any accompanying certificates representing Shares is at the option and risk of the Shareholder, and delivery will be deemed effective only when such documents are actually received by the Depositary. PolyMet and Glencore recommend that the necessary documentation be hand delivered to the Depositary at any of its offices specified on the last page of this Letter of Transmittal, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. A Shareholder whose Shares are registered in the name of an Intermediary should contact that Intermediary for assistance in depositing those Shares.

2. Signatures

This Letter of Transmittal must be filled in and signed by the holder of Common Shares described above or by such holder's duly authorized representative (in accordance with Instruction 4).

(a) If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the names(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b) If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s):

(i) such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii) the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3 below.

3. Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if the payment is to be issued in the name of a person other than the registered owner of the Deposited Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc.  Medallion Signature Program (MSP).  Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4. Signed by a Representative

If this Letter of Transmittal is signed by a person in a representative capacity, such as (a) an executor, administrator, trustee or guardian, or (b) on behalf of a corporation, partnership, or association, then in each case such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).  Either PolyMet, Glencore or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5. Miscellaneous

(a) If the space on this Letter of Transmittal is insufficient to list all certificate(s) for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b) If Deposited Shares are registered in different forms (e.g. "John Doe" and "J. Doe") a separate Letter of Transmittal should be signed for each different registration.

(c) No alternative, conditional or contingent deposits will be accepted.

(d) The Arrangement, this Letter of Transmittal and any agreement in connection with the Arrangement will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

(e) Additional copies of the Circular and this Letter of Transmittal may be obtained from the Depositary at any of its respective offices at the addresses listed below.

6. Lost Certificates

Option #1: If a share certificate has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss to the Depositary. The Depositary will respond with the replacement requirements.

Option #2: Alternatively, shareholders who have lost, stolen, or destroyed their certificate(s) may participate in Computershare's blanket bond program with Aviva Insurance Company of Canada by completing BOX E above, and submitting the applicable certified cheque or money order made payable to Computershare Investor Services Inc.

7. IRS Form W-9 - U.S. Persons

The following does not constitute a summary of the tax consequences of the Arrangement and Shareholders should review the discussion in the Circular under the heading "Certain United States Federal Income Tax Considerations" and consult with their own tax advisors regarding the tax consequences of the Arrangement.

In order to avoid "backup withholding" of United States income tax on payments made on the Shares, a Shareholder that is a non-exempt "U.S. person" (as defined below) must generally provide the person's correct taxpayer identification number ("TIN") on the IRS Form W-9 above and certify, under penalties of perjury, that such number is correct, that such Shareholder is not subject to backup withholding, and that such Shareholder is a U.S. person (including a U.S. resident alien). For the purposes of this Letter of Transmittal, a "U.S. holder" or "U.S. person" means: a beneficial owner of Shares that, for United States federal income tax purposes, is (i) an individual, citizen or resident of the United States; (ii) a corporation, or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia; (iii) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income; (iv) a trust if (1) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (2) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or (v) a partnership, limited liability company or other entity classified as a partnership for United States tax purposes that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia. If the correct TIN is not provided or if any other information is not correctly provided, payments made with respect to the Shares may be subject to backup withholding of 24% and the IRS may impose a penalty.

Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

Certain persons (including, among others, corporations, certain "not-for-profit" organizations, and certain non-U.S. persons) are not subject to backup withholding. Each Shareholder should consult his or her tax advisor as to the Shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

The TIN for an individual United States citizen or resident is the individual's social security number.

If the Form W-9 is not applicable to a holder because such holder is not a U.S. person, but such holder provides an address that is located within the United States, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury to avoid U.S. federal backup withholding. An appropriate IRS Form W-8 (W-8BEN, W-8BEN-E, W-8ECI or other form) may be obtained at www.irs.gov or from the Depositary upon request.

8.  Privacy Notice

Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, contact details (such as residential address, correspondence address, email address), social insurance number, survey responses, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients' needs and for other lawful purposes relating to our services. Computershare may transfer personal information to other companies in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides. Where we share your personal information with other companies to provide services to you, we ensure they have adequate safeguards to protect your personal information. We also ensure the protection of rights of data subjects under the General Data Protection Regulation, where applicable. We have prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, www.computershare.com, or by writing to us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

The Depositary is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Hand or by Courier

100 University Avenue, 8th Floor, North Tower

Toronto, Ontario

M5J 2Y1

By Mail

P.O. Box 7021

31 Adelaide St E

Toronto, ON  M5C 3H2

Attention:  Corporate Actions

For Enquiries Only

Toll Free: 1-800-564-6253

E-Mail: corporateactions@computershare.com